EXHIBIT 99.1
Fidelity National Financial, Inc. Reports Third Quarter 2007 EPS of $0.03; Results Include an $81.5
Million Charge to Strengthen Reserve for Claim Losses; Third Quarter 2007 EPS of $0.28 Before Charge
Jacksonville, Fla. — (October 24, 2007) — Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance, specialty insurance and claims management services, today reported operating results for the three-month and nine-month periods ended September 30, 2007.

Pro Forma Three
	Three Months Ended	Three Months Ended	Months Ended
	September 30, 2007	September 30, 2006**	September 30, 2006***
Total revenue	$1.36 billion	$2.63 billion	$1.62 billion
Pre-tax margin	0.2%*	11.2%	10.9%
Net earnings	$6.5 million*	$127.6 million	$114.1 million
Net earnings per diluted share	$0.03*	$0.73	$0.51
Cash flow from operations	$74.8 million	$265.7 million	N/A
*These reported results include the impact of an $81.5 million charge to strengthen the reserve for claim losses.
** The three-month and nine-month periods ended September 30, 2006, include the results of Fidelity National Information Services, Inc. (“FIS”), which was a majority-owned subsidiary of FNF during those periods in 2006.
*** A complete pro forma summary of earnings excluding FIS and the minority interest expense related to Fidelity National Title Group, Inc. (“FNT”) for the three-month and nine month periods ended September 30, 2006, is included later in this press release.

Three Months
Ended September 30, 2007
Net earnings	$6.5 million
After-tax impact from charge to strengthen loss reserves	$55.5 million
Net earnings, excluding the charge to strengthen loss reserves	$62.0 million
Net earnings per diluted share, excluding the charge to strengthen loss reserves	$0.28

Pro Forma Nine
	Nine Months Ended	Nine Months Ended	Months Ended
	September 30, 2007	September 30, 2006**	September 30, 2006***
Total revenue	$4.23 billion	$7.63 billion	$4.79 billion
Pre-tax margin	6.0%*	10.6%	11.0%
Net earnings	$174.7 million*	$366.6 million	$338.0 million
Net earnings per diluted share	$0.79*	$2.11	$1.52
Cash flow from operations	$304.5 million	$598.5 million	N/A
The following are summary financial and operational results for the current operating segments of FNF for the three-month and nine-month periods ended September 30, 2007, and 2006:
Fidelity National Title Group (“FNT”)

	Three Months	Three Months Ended
	Ended September 30, 2007	September 30, 2006
Total revenue	$1.23 billion	$1.51 billion
Pre-tax earnings	$5.9 million*	$170.5 million
Pre-tax margin	0.5%*	11.3%
Pre-tax earnings before reserve charge	$87.4 million	N/A
Pre-tax margin before reserve charge	7.1%	N/A
*These reported results include the impact of an $81.5 million charge to strengthen the reserve for claim losses.

	Nine Months	Nine Months Ended
	Ended September 30, 2007	September 30, 2006
Total revenue	$3.84 billion	$4.46 billion
Pre-tax earnings	$251.8 million*	$494.5 million
Pre-tax margin	6.6%*	11.1%
Pre-tax earnings before reserve charge	$333.3 million	N/A
Pre-tax margin before reserve charge	8.7%	N/A

Month	Direct Orders Opened	Direct Orders Closed	Closing %
July 2007	189,200	123,800	65%
August 2007	186,100	120,700	65%
September 2007	148,000	94,600	64%

Third Quarter 2007	523,300	339,100	65%

Month	Direct Orders Opened	Direct Orders Closed	Closing %
July 2006	208,000	142,400	69%
August 2006	242,800	158,700	65%
September 2006	212,700	139,100	65%

Third Quarter 2006	663,500	440,200	66%

	Open	Closed	Commercial	Commercial
	Commercial	Commercial	Revenue	Fee Per
	Orders	Orders	(In thousands)	File
3rd Quarter 2007	13,700	8,200	$80,500	$9,800
3rd Quarter 2006	11,900	7,700	$66,300	$8,600
• The preceding table only includes commercial activity from FNF’s commercial offices in the national commercial division and does not attempt to capture commercial activity in our local offices.
Specialty Insurance

	Three Months Ended	Three Months Ended
	September 30, 2007	September 30, 2006
Total revenue	$107.0 million	$103.6 million
Pre-tax earnings	$10.3 million	$19.1 million
Pre-tax margin	9.6%	18.4%

	Nine Months Ended	Nine Months Ended
	September 30, 2007	September 30, 2006
Total revenue	$309.8 million	$315.5 million
Pre-tax earnings	$49.6 million	$67.0 million
Pre-tax margin	16.0%	21.2%
     “This quarter presented challenging operating environments for several of our businesses,” said Chairman of the Board William P. Foley, II. “Obviously, the mortgage and real estate markets have impacted volumes in our title insurance business and we have responded with significant staffing reductions, eliminating more than 1,700 positions, or 14% of our field staff, during the third quarter. While personnel costs in the title business have been reduced by more than $36 million versus the prior year quarter, many of those positions were eliminated very late in the third quarter, so we won’t see the full impact of those additional cost savings until the fourth quarter and into 2008. We also found it necessary to bolster our reserve for claim losses, as the higher claims activity the entire title industry has experienced continued in the third quarter. Our specialty insurance segment also had some operating challenges during the quarter. The personal lines business suffered through higher losses in the third quarter due to increased fire losses in California, particularly in July and August, while the home warranty business suffered from the significant slowdown in the real estate markets, particularly in the west. In summary, the third quarter was a difficult period as several of our companies, particularly the title business, faced tough market conditions. Despite the very difficult environment, our title business was able to generate a 7.1% pre-tax margin before the reserve charge. We manage all of our businesses with a goal to maximize profitability for our shareholders in all environments and will continue to do so in the fourth quarter and into 2008.”
     Fidelity National Financial, Inc. (NYSE:FNF), is a leading provider of title insurance, specialty insurance and claims management services. FNF is one of the nation’s largest title insurance companies through its title insurance underwriters — Fidelity National Title, Chicago Title, Ticor Title, Security Union Title and Alamo Title — that issue approximately 28 percent of all title insurance policies in the United States. FNF also provides flood insurance, personal lines insurance and home warranty insurance through its specialty insurance business. FNF also is a leading provider of outsourced claims management services to large corporate and public sector entities through its minority-owned subsidiary, Sedgwick CMS. More information about FNF can be found at www.fnf.com.
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on operating subsidiaries as a source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President, Finance and Investor Relations, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In thousands, except per share amounts and order information)

	Three months ended		Nine months ended
	September 30,		September 30,
	2007	2006	2007	2006
	(Unaudited)		(Unaudited)
Direct title premiums	$391,065	$485,043	$1,258,166	$1,479,415
Agency title premiums	537,598	701,533	1,677,606	1,998,117

Total title premiums	928,663	1,186,576	2,935,772	3,477,532
Escrow and other title-related fees	262,222	267,744	790,336	808,468

Total title and escrow	1,190,885	1,454,320	3,726,108	4,286,000

Transaction processing services	—	1,013,372	—	2,832,638
Specialty insurance	102,844	99,619	297,573	304,070
Interest and investment income	50,470	54,744	145,634	154,259
Realized gains and losses	2,168	(1,810)	12,449	15,745
Other	17,802	14,577	46,144	41,378

Total revenue	1,364,169	2,634,822	4,227,908	7,634,090

Personnel costs	427,683	863,163	1,315,695	2,632,935
Other operating expenses	283,928	610,732	814,590	1,706,137
Agent commissions	415,307	538,700	1,298,340	1,537,489
Depreciation and amortization	32,348	142,170	92,894	404,770
Claim loss expense	189,426	118,643	413,495	357,210
Interest expense	12,782	65,931	37,194	183,536

Total expenses	1,361,474	2,339,339	3,972,208	6,822,077

Earnings before income taxes	2,695	295,483	255,700	812,013
Income tax expense	(4,075)	109,920	81,441	302,069
Minority interest	298	57,992	(447)	143,381

Net earnings	$6,472	$127,571	$174,706	$366,563

Net earnings per share — basic	$0.03	$0.74	$0.80	$2.11

Net earnings per share — diluted	$0.03	$0.73	$0.79	$2.11

Weighted average shares — basic	216,325	173,475	218,860	173,475

Weighted average shares — diluted	219,548	173,643	221,797	173,648

Direct operations orders opened	523,300	811,400	1,797,800	2,490,700
Direct operations orders closed	339,100	521,900	1,138,200	1,602,700
Fee per file	$1,683	$1,582	$1,620	$1,571
Actual title claims paid	$82,413	$73,172	$223,157	$179,167

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Three Months Ended			Specialty	Corporate
September 30, 2007	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$1,311,531	$1,184,291	$102,844	$24,396

Interest and investment income	50,470	42,662	4,178	3,630
Realized gains and losses	2,168	(1,152)	25	3,295

Total revenue	1,364,169	1,225,801	107,047	31,321

Personnel costs	427,683	400,020	10,834	16,829
Other operating expenses	283,928	217,640	45,891	20,397
Agent commissions	415,307	415,307	—	—
Depreciation and amortization	32,348	31,589	1,353	(594)
Claim loss expense	189,426	151,128	38,299	(1)
Interest expense	12,782	4,183	343	8,256

Total expenses	1,361,474	1,219,867	96,720	44,887

Pretax earnings	2,695	5,934	10,327	(13,566)

Pretax margin	0.2%	0.5%	9.6%	—

Open orders	523,300	523,300	—	—
Closed orders	339,100	339,100	—	—

Nine Months Ended			Specialty	Corporate
September 30, 2007	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$4,069,825	$3,705,968	$297,573	$66,284

Interest and investment income	145,634	127,130	12,252	6,252
Realized gains and losses	12,449	2,146	(3)	10,306

Total revenue	4,227,908	3,835,244	309,822	82,842

Personnel costs	1,315,695	1,236,300	34,247	45,148
Other operating expenses	814,590	649,372	108,508	56,710
Agent commissions	1,298,340	1,298,210	—	130
Depreciation and amortization	92,894	86,678	4,423	1,793
Claim loss expense	413,495	301,662	111,834	(1)
Interest expense	37,194	11,215	1,197	24,782

Total expenses	3,972,208	3,583,437	260,209	128,562

Pretax earnings	255,700	251,807	49,613	(45,720)

Pretax margin	6.0%	6.6%	16.0%	—

Open orders	1,797,800	1,797,800	—	—
Closed orders	1,138,200	1,138,200	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Three Months Ended					Specialty	Corporate
September 30, 2006	Consolidated	Eliminations	FNT	FIS	Insurance	and Other
Gross operating revenue	$2,581,888	($67,489)	$1,464,293	$1,080,651	$99,619	$4,814

Interest and investment income	54,744	—	44,161	361	4,011	6,211
Realized gains and losses	(1,810)	—	(1,422)	1,292	6	(1,686)

Total revenue	2,634,822	(67,489)	1,507,032	1,082,304	103,636	9,339

Personnel costs	863,163	(5,863)	436,064	416,733	11,409	4,820
Other operating expenses	610,732	(40,053)	223,359	383,120	41,358	2,948
Agent commissions	538,700	(21,573)	555,010	—	—	5,263
Depreciation and amortization	142,170	—	29,881	111,135	1,706	(552)
Claim loss expense	118,643	—	88,706	240	29,695	2
Interest expense	65,931	—	3,481	49,629	398	12,423

Total expenses	2,339,339	(67,489)	1,336,501	960,857	84,566	24,904

Pretax earnings	295,483	—	170,531	121,447	19,070	(15,565)

Pretax margin	11.2%	—	11.3%	11.2%	18.4%	—

Open orders	811,400	—	663,500	147,900	—	—
Closed orders	521,900	—	440,200	81,700	—	—

Nine Months Ended					Specialty	Corporate
September 30, 2006	Consolidated	Eliminations	FNT	FIS	Insurance	and Other
Gross operating revenue	$7,464,086	($170,653)	$4,317,814	$3,003,533	$304,070	$9,322

Interest and investment income	154,259	—	122,006	3,500	11,460	17,293
Realized gains and losses	15,745	—	15,765	3,331	(50)	(3,301)

Total revenue	7,634,090	(170,653)	4,455,585	3,010,364	315,480	23,314

Personnel costs	2,632,935	(17,795)	1,354,720	1,245,945	33,791	16,274
Other operating expenses	1,706,137	(94,417)	666,587	1,011,725	112,385	9,857
Agent commissions	1,537,489	(58,441)	1,587,547	—	—	8,383
Depreciation and amortization	404,770	—	83,312	318,304	4,678	(1,524)
Claim loss expense	357,210	—	260,444	425	96,646	(305)
Interest expense	183,536	—	8,435	141,930	979	32,192

Total expenses	6,822,077	(170,653)	3,961,045	2,718,329	248,479	64,877

Pretax earnings	812,013	—	494,540	292,035	67,001	(41,563)

Pretax margin	10.6%	—	11.1%	9.7%	21.2%	—

Open orders	2,490,700	—	2,044,500	446,200	—	—
Closed orders	1,602,700	—	1,350,300	252,400	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In thousands, except per share amounts)

	September 30,	December 31,
	2007	2006
	(Unaudited)
Cash and investment portfolio	$4,334,264	$4,798,195
Goodwill	1,360,565	1,154,298
Title Plant	331,688	324,155
Total assets	7,226,471	7,259,559
Notes payable	643,837	491,167
Reserve for claim losses	1,296,691	1,220,636
Secured trust deposits	711,430	905,461
Total stockholders’ equity	3,424,059	3,474,368
Book value per share	15.87	15.75

FIDELITY NATIONAL FINANCIAL, INC.
UNAUDITED PRO FORMA SUMMARY OF EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006
(In thousands except per share amounts)

			FNF Capital
			pro forma	Other Pro
	Historical	FIS pro forma	adjustments	Forma		FNF
	FNF	adjustments(1)	(2)	Adjustments	Notes	Pro Forma
Total title and escrow	$1,454,320	($21,580)	—	$21,573	(3)	$1,454,313
Transaction processing	1,013,372	(1,059,071)	—	45,699	(3)	—
Specialty insurance	99,619	—	—	—		99,619
Interest and investments income	54,744	(361)	(31)	—		54,352
Realized gains and losses	(1,810)	(1,292)	—	—		(3,102)
Other income	14,577	—	(2,613)	—		11,964

Total revenue	$2,634,822	($1,082,304)	(2,644)	$67,272		$1,617,146
Personnel costs	863,163	(416,733)	(462)	5,863	(4)	451,831

Other operating expenses	610,732	(383,120)	(306)	39,836	(4)	265,227
				(1,915)	(5)

Agent commissions	538,700	—	—	21,573	(6)	560,273
Depreciation and amortization	142,170	(111,135)	(7)	—		31,028
Provision for claim losses	118,643	(240)	—	—		118,403
Interest expense	65,931	(49,629)	(1,751)	243	(7)	14,794

Total expenses	2,339,339	(960,857)	(2,526)	65,600		1,441,556

Earnings before income taxes	295,483	(121,447)	(118)	1,672		175,590
Income tax expense	109,920	(42,902)	(502)	(4,182)		62,334
Minority interest	57,992	35	(211)	(58,666)	(8)	(850)

Net income	$127,571	($78,580)	595	$64,520		$114,106

Net income per share-basic						$0.52

Pro forma weighted average shares-basic						219,000	(9)

Net income per share-diluted						$0.51

Pro forma weighted average shares-diluted						222,000	(9)

FIDELITY NATIONAL FINANCIAL, INC.
UNAUDITED PRO FORMA SUMMARY OF EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
(In thousands except per share amounts)

			FNF Capital
			pro forma	Other Pro
	Historical	FIS pro forma	adjustments	Forma		FNF
	FNF	adjustments(1)	(2)	Adjustments	Notes	Pro Forma
Total title and escrow	$4,286,000	($58,683)	—	$58,441	(3)	$4,285,758
Transaction processing	2,832,638	(2,944,850)	—	112,212	(3)	—
Specialty insurance	304,070	—	—	—		304,070
Interest and investments income	154,259	(3,500)	(89)	—		150,670
Realized gains and losses	15,745	(3,331)	—	—		12,414
Other income	41,378	—	(6,984)	—		34,394

Total revenue	$7,634,090	($3,010,364)	(7,073)	$170,653		$4,787,306

Personnel costs	2,632,935	(1,245,945)	(1,998)	17,795	(4)	1,402,787
Other operating expenses	1,706,137	(1,011,725)	(703)	94,417	(4)	779,511
				(8,615)	(5)

Agent commissions	1,537,489	—	—	58,441	(6)	1,595,930
Depreciation and amortization	404,770	(318,304)	(20)	—		86,446
Provision for claim losses	357,210	(425)	—	—		356,785
Interest expense	183,536	(141,930)	(3,509)	600	(7)	38,697

Total expenses	6,822,077	(2,718,329)	(6,230)	162,638		4,260,156

Earnings before income taxes	812,013	(292,035)	(843)	8,015		527,150
Income tax expense	302,069	(108,109)	(296)	(6,526)		187,138
Minority interest	143,381	41	(211)	(141,184)	(8)	2,027

Net income	$366,563	($183,967)	(336)	$155,725		$337,985

Net income per share-basic						$1.54

Pro forma weighted average shares-basic						219,000	(9)

Net income per share-diluted						$1.52

Pro forma weighted average shares-diluted						222,000	(9)

FIDELITY NATIONAL FINANCIAL, INC.
NOTES TO UNAUDITED PRO FORMA SUMMARY OF EARNINGS
Notes to Unaudited Pro Forma Summary of Earnings for the Three-Month and Nine-Month Periods Ended September 30, 2006

This pro forma summary of earnings includes the historical statements of continuing operations of FNF and removes the results of operations of FIS, FNF Capital and FNF minority interest expense relating to FIS and FNT, as though the reorganization transaction that occurred on October 24, 2006, had occurred on January 1, 2006.

(1)	This column represents the historical results of operations of FIS as included in FNF’s consolidated results of operations for the periods presented.

(2)	This column represents the historical results of operations of FNF Capital as included in FNF’s consolidated results of operations for the periods presented.

(3)	This represents the intercompany revenues relating to various agreements recorded on FIS’ income statement that had already been eliminated from the consolidated results of operations of FNF. These revenues amounted to $67.3 million and $170.7 million, respectively, for the three-month and nine-month periods ended September 30, 2006.

(4)	This represents the intercompany expenses related to various agreements that were eliminated in the consolidated results of operations of FNF, but are third-party expenses subsequent to the reorganization transaction. These expenses amounted to $45.7 million and $112.2 million, respectively, for the three-month and nine-month periods ended September 30, 2006.

(5)	This represents transaction costs related to the reorganization, all of which have been excluded from the pro forma summary of earnings. These costs amounted to $1.9 million and $8.6 million, respectively, for the three-month and nine-month periods ended September 30, 2006.

(6)	This represents the additional agent commissions paid by FNF to FIS that were previously eliminated in the consolidated results of FNF, but are a third-party expense subsequent to the reorganization transaction. These commissions amounted to $21.6 million and $58.4 million, respectively, for the three-month and nine-month periods ended September 30, 2006.

(7)	This represents intercompany interest expense that is a third-party expense subsequent to the reorganization transaction. These expenses amounted to $0.2 million and $0.6 million, respectively, for the three-month and nine-month periods ended September 30, 2006.

(8)	This represents the elimination of the minority interest expense recorded by FNF relating to its earnings in FIS and FNT. Minority interest expense relating to FIS was $39.7 million and $88.0 million, respectively, for the three-month and nine-month periods ended September 30, 2006. Minority interest relating to FNT was $19.0 million and $53.2 million, respectively, for the three-month and nine-month periods ended September 30, 2006.

(9)	Amounts presented approximate the actual number of basic and diluted weighted average shares outstanding subsequent to the reorganization transaction.
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